                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2004



                         ARTESIAN RESOURCES CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware               0-18516                  51-0002090
----------------------------      ------------          -------------------
(State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)          File Number)          Identification No.)


       664 Churchmans Road, Newark, Delaware               19702
     ----------------------------------------            ----------
     (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code: 302-453-6900
                                                   --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:




[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 1, 2004, Artesian Resources Corporation (the "Company") issued a press release reporting its financial results for the quarter ended September 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The foregoing information and the information set forth in Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTESIAN RESOURCES CORPORATION
Date: November 3, 2004                  By:   /s/Dian C. Taylor
                                           -------------------------------
                                        Dian C. Taylor
                                        President, Chief Executive Officer
                                        and Chair of the Board



                                        ARTESIAN RESOURCES CORPORATION
Date: November 3, 2004                  By:   /s/David B. Spacht
                                           ------------------------------------
                                        David B. Spacht
                                        Vice President, Chief Financial Officer
                                        and Treasurer

                                INDEX TO EXHIBIT


    EXHIBIT           DESCRIPTION
     NUMBER


      99.1            Press Release dated November 1, 2004